[LOGO]                                                      One Jake Brown Road
BLONDER                                                Old Bridge, NJ 08857-1000
TONGUE                                         (732) 679-4000 Fax (732) 679-4353
LABORATORIES, INC.                                         www.blondertongue.com

FOR IMMEDIATE RELEASE               CONTACT:           Emily Nikoo
                                                       Vice President Marketing
                                                       & Technical Services
                                                       (732) 679-4000

                CABLE TELEVISION INDUSTRY VETERAN STEVE NECESSARY
                     JOINS BLONDER TONGUE BOARD OF DIRECTORS

OLD BRIDGE, NJ, December 8, 2004 - Blonder Tongue Laboratories,  Inc. (AMEX:BDR)
today  announced the  appointment  of Steve  Necessary,  President of Concurrent
Computer Corporation's Video On Demand Division (Nasdaq:  CCUR), to its Board of
Directors.  Mr. Necessary's appointment fills a Class III vacancy created by the
Board's  increase in its size from eight to nine directors.  Mr.  Necessary is a highly  respected  cable  television  executive  who has  more  than 20 years of experience leading sales, marketing, engineering, and manufacturing teams in the communications and broadband industry.

"Steve  Necessary  adds a wealth of industry  knowledge  and general  management experience  that  complements  the strengths of our board and management  team,"
said James Luksch,  Blonder  Tongue's  Chairman of the Board. "I am confident he will be instrumental in helping guide our strategic  objectives in providing the
Triple Play of voice, video and data services to the broadband provider."

Steve  Necessary  commented,  "For  nearly ten years,  I have known the  Blonder
Tongue executive team and have been impressed with the Company's  reputation for quality and service to the industry. I look forward to participating as a member of the Board to help achieve the  Company's  vision for the further  development and growth of its business."

Prior to his position with Concurrent,  Mr. Necessary was the President, CEO and
Director  of  PowerTV,   Inc,  a  software  subsidiary  of   Scientific-Atlanta.
Previously,  Mr.  Necessary had been Corporate Vice President and Vice President of Marketing  at  Scientific-Atlanta.  He also held a number of other  positions with Scientific-Atlanta,  including Vice President and General Manager of analog video  systems,  where  he was  responsible  for the  operational  P&L,  product planning, engineering, and marketing for advanced analog set-tops. Mr. Necessary spent several years at ANTEC Corporation, where his final position was President of the products group. He holds a Master of Business Administration from Harvard
University and a Bachelors  degree in Engineering  Economic Systems from Georgia
Tech.

Founded  in 1950,  Blonder  Tongue  Laboratories  is a  leading  U.S.  designer, manufacturer,  and  supplier  of  a  comprehensive  line  of  broadband  systems equipment and technical  engineering  services for Voice, Video and Data service providers.  With  optimized  technologies,  simplified  deployment and qualified technical  assistance,  the service provider reduces costs,  increases  customer satisfaction and increases profitability. For more information regarding Blonder
Tongue   or  its   products,   please   visit   the   Company's   Web   site  at
www.blondertongue.com or contact the Company directly at (732) 679-4000.

                                      ###

"Safe Harbor"  Statement under the Private  Securities  Litigation Reform Act of
1995: The information set forth above includes "forward-looking"  statements and accordingly,  the cautionary  statements  contained in Blonder  Tongue's  Annual
Report  and Form  10-K/A  for the year  ended  December  31,  2003  (See Item 1:
Business and Item 7: Management's Discussion and Analysis of Financial Condition
and Results of  Operations),  and other filings with the Securities and Exchange
Commission are incorporated herein by reference. The words "believe",  "expect",
"anticipate",   "project",  and  similar  expressions  identify  forward-looking statements.  Readers  are  cautioned  not  to  place  undue  reliance  on  these forward-looking  statements,  which reflect management's analysis only as of the date hereof.  Blonder Tongue  undertakes no obligation to publicly  revise these forward-looking  statements to reflect events or circumstances  that arise after the date hereof. Blonder Tongue's actual results may differ from the anticipated results or other  expectations  expressed in Blonder Tongue's  "forward-looking"
statements.